As filed with the Securities and Exchange Commission on February 6, 2003.

                                                       Registration No. 333-____


                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM S-8

                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                             UNIONBANCAL CORPORATION
             (Exact name of registrant as specified in its charter)

      California                                            94-1234979
 __________________________________                     _____________________
 (State or other jurisdiction of                          (I.R.S. Employer
  incorporation or organization)                          Identification No.)

       400 California Street,
     San Francisco, California                                  94104
 __________________________________                     ______________________
      (Address of Principal                                  (Zip Code)
       Executive Offices)

             YEAR 2000 UNIONBANCAL CORPORATION MANAGEMENT STOCK PLAN
                   __________________________________________
                            (Full title of the plan)


         JOHN H. MCGUCKIN, JR., ESQ.                         Copy to:
Executive Vice President and General Counsel           RODNEY R. PECK, ESQ.
           UNIONBANCAL CORPORATION                    Pillsbury Winthrop LLP
            400 California Street                       50 Fremont Street
           San Francisco, CA 94104               San Francisco, California 94105
               (415) 765-2969                             (415) 983-1000
    ____________________________________         _______________________________

        (Name, address and telephone
        number, including area code,
            of agent for service)


                                     CALCULATION OF REGISTRATION FEE


_________________________________________________________________________________________________________
     Title of                 Amount         Proposed Maximum          Proposed              Amount of
   Securities To               To Be          Offering Price       Maximum Aggregate       Registration
   Be Registered            Registered           per Share          Offering Price              Fee
_________________________________________________________________________________________________________

Common Stock
no par value               6,000,000(1)         $41.19 (2)         $247,140,000 (2)       $22,736.88 (3)

_________________________________________________________________________________________________________

(1) Estimated maximum aggregate number of shares of UnionBanCal Corporation Common Stock that may be awarded and/or sold pursuant to the Plan.

(2) Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(c) and Rule 457(h) on the basis of the average of the high and low prices as reported on the New York Stock Exchange on February 4, 2003.

(3)   Calculated pursuant to Rule 457(h) under the Securities Act of 1933.

                           _____________________

      The Registration Statement shall become effective upon filing in accordance with Rule 462 under the Securities Act of 1933.

_________________________________________________________________________________________________________

This Registration Statement on Form S-8 is filed by UnionBanCal Corporation (the "Registrant") for the purpose of increasing the number of securities of the same class as other securities for which a Registration Statement on Form S-8 of the Registrant relating to the same employee benefit plan is effective. This Registration Statement on Form S-8 relates to 6,000,000 shares of the Registrant's common stock, no par value (the "Common Stock"), issuable pursuant to the Year 2000 UnionBanCal Corporation Management Stock Plan (the "Plan"). Pursuant to General Instruction E of Form S-8, the Registrant hereby incorporates by reference the Registration Statement on Form S-8 previously filed by the Registrant with the Securities and Exchange Commission on January 27, 2000 (File No. 333-95497), in connection with the Plan.



           PART II: INFORMATION REQUIRED IN THE REGISTRATION STATEMENT


Item 3.  Incorporation of Documents by Reference

The following documents filed by the Registrant with the Securities and Exchange Commission are hereby incorporated by reference in this Registration Statement:

         (a) The Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 2001;

         (b) The Registrant's Quarterly Reports on Form 10-Q for the quarters ended September 30, 2002, June 30, 2002 and March 31, 2002;

         (c) The Registrant's Current Reports on Form 8-K dated January 6, 2003, November 13, 2002, October 17, 2002, August 14, 2002 and
               April 17, 2002; and

         (d) The description of the Registrant's common stock contained in the Registration Statement on Form 8-A, filed June 7, 1999, and any subsequent amendment or report filed for the purpose of updating such information.

In addition, all documents subsequently filed by the Registrant pursuant to
Section 13(a), 13(c), 14 and 15(d) of the Securities Exchange Act of 1934, prior to the filing of a post-effective amendment of this Registration Statement which indicates that all securities being offered hereby have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference in this Registration Statement and to be a part hereof from the date of filing of such documents.


Item 8.  Exhibits

Exhibit
Number                    Exhibit
_______                   _______

4.1*             Year 2000 UnionBanCal Corporation Management Stock Plan.

5.1              Opinion regarding legality of securities to be offered.

23.1             Consent of Deloitte & Touche LLP, Independent Auditors.

23.2             Consent of Pillsbury Winthrop LLP (included in Exhibit 5.1).

24.0 Power of Attorney (included as part of the signature page to this Registration Statement).

______________________

* Incorporated by reference to Exhibit 10.11 to the Registrant's quarterly report on Form 10-Q for the quarter ended June 30, 1999, filed with the Securities and Exchange Commission on August 10, 1999.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Francisco, State of California, on February 6, 2003.

                                  UNIONBANCAL CORPORATION

                                  By      /s/ JOHN H. MCGUCKIN, JR.
                                     _________________________________________
                                              John H. McGuckin, Jr.
                                              Executive Vice President, General
                                              Counsel and Secretary


                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints John H. McGuckin, Jr., his or her true and lawful attorney-in-fact and agent, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments, including post-effective amendments, to this Registration Statement, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on February 6, 2003.

PRINCIPAL EXECUTIVE OFFICER (AND DIRECTOR)                   DIRECTORS

           /s/ NORIMICHI KANARI
_____________________________________________   ________________________________
 Norimichi Kanari, President, Chief Executive           David R. Andrews
              Officer and Director

                                                       /s/ L. DALE CRANDALL
                                                ________________________________
                                                           L. Dale Crandall
PRINCIPAL FINANCIAL OFFICER


           /s/ DAVID I. MATSON                         /s/ RICHARD D. FARMAN
_____________________________________________   ________________________________
David I. Matson, Executive Vice President and              Richard D. Farman
          Chief Financial Officer

                                                       /s/ STANLEY F. FARRAR
                                                ________________________________
                                                           Stanley F. Farrar

PRINCIPAL ACCOUNTING OFFICER


           /s/ DAVID A. ANDERSON                       /s/ MICHAEL J. GILLFILLAN
_____________________________________________   ________________________________
  David A. Anderson, Senior Vice President                 Michael J. Gillfillan
            and Controller

                                                       /s/ RICHARD C. HARTNACK
                                                ________________________________
                                                           Richard C. Hartnack

                                                       /s/ KAORU HAYAMA
                                                ________________________________
                                                           Kaoru Hayama

                                                ________________________________
                                                           Satoru Kishi

                                                       /s/ MONICA C. LOZANO
                                                ________________________________
                                                           Monica C. Lozano


                                                       /s/ MARY S. METZ
                                                ________________________________
                                                           Mary S. Metz


                                                       /s/ RAYMOND E. MILES
                                                ________________________________
                                                           Raymond E. Miles


                                                       /s/ J. FERNANDO NIEBLA
                                                ________________________________
                                                           J. Fernando Niebla


                                                       /s/ CHARLES R. RINEHART
                                                ________________________________
                                                           Charles R. Rinehart


                                                       /s/ CARL W. ROBERTSON
                                                ________________________________
                                                           Carl W. Robertson


                                                       /s/ TAKAHARU SAEGUSA
                                                ________________________________
                                                           Takaharu Saegusa


                                                       /s/ ROBERT M. WALKER
                                                ________________________________
                                                           Robert M. Walker



                                                ________________________________

                                                           Kenji Yoshizawa

                                INDEX TO EXHIBITS
                                _________________


Exhibit
_______
Number                    Exhibit
_______                   _______

4.1*             Year 2000 UnionBanCal Corporation Management Stock Plan.

5.1              Opinion regarding legality of securities to be offered.

23.1             Consent of Deloitte & Touche LLP, Independent Auditors.

23.2             Consent of Pillsbury Winthrop LLP (included in Exhibit 5.1).

24.0 Power of Attorney (included as part of the signature page to this Registration Statement).

_____________________

* Incorporated by reference to Exhibit 10.11 to the Registrant's quarterly report on Form 10-Q for the quarter ended June 30, 1999, filed with the Securities and Exchange Commission on August 10, 1999.